NAME OF REGISTRANT:
Franklin Global Trust
File No. 811-10157

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders

Franklin Global Trust

Franklin Templeton High Income Fund

Meeting of Shareholders, March 21, 2007
(unaudited)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton High Income Fund's (the "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including three
(3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name        For      % of     % of   Withhe    % of    % of
                      Outstan   Voted     ld    Outstan   Voted
                        ding    Shares            ding   Shares
                       Shares                    Shares
Harris J.     31,256,  83.526%  99.951%  15,272   0.041%  0.049%
Ashton        072.485                      .272
Robert F.     31,255,  83.526%  99.951%  15,358   0.041%  0.049%
Carlson       986.306                      .451
Sam Ginn      31,256,  83.526%  99.951%  15,249   0.041%  0.049%
              095.288                      .469
Edith E.      31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Holiday       095.288                      .469
Frank W.T.    31,256,  83.526%  99.951%  15,272   0.041%  0.049%
LaHaye        072.485                      .272
Frank A.      31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Olson         095.288                      .469
Larry D.      31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Thompson      095.288                      .469
John B.       31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Wilson        095.288                      .469
Charles B.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Johnson       095.288                      .469
Gregory E.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Johnson       095.288                      .469


 Proposal 2.  To approve an Amended and Restated
Agreement and Declaration of Trust:

               Shares Voted      % of    % of
                               Outstan   Voted
                                 ding   Shares
                                Shares

For             29,754,630.388  79.514%  95.151
                                              %
Against              5,747.015   0.015%  0.018%
Abstain              7,315.354   0.020%  0.023%
Broker non-      1,503,652.000   4.018%  4.808%
votes
Total           31,271,344.757  83.567%  100.00
                                             0%

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes three (3) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

               Shares Voted      % of    % of
                               Outstan   Voted
                                 ding   Shares
                                Shares

For                719,914.957  100.000  100.00
                                      %      0%
Against                  0.000   0.000%  0.000%
Abstain                  0.000   0.000%  0.000%
Total              719,914.957  100.000  100.00
                                      %      0%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

               Shares Voted      % of    % of
                               Outstan   Voted
                                 ding   Shares
                                Shares

For                719,914.957  100.000  100.00
                                      %      0%
Against                  0.000   0.000%  0.000%
Abstain                  0.000   0.000%  0.000%
Total              719,914.957  100.000  100.00
                                      %      0%

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

               Shares Voted      % of    % of
                               Outstan   Voted
                                 ding   Shares
                                Shares

For                719,914.957  100.000  100.00
                                      %      0%
Against                  0.000   0.000%  0.000%
Abstain                  0.000   0.000%  0.000%
Total              719,914.957  100.000  100.00
                                      %      0%


Franklin Global Trust

Franklin Global Real Estate Fund

Meeting of Shareholders, March 21,
2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton Global Real Estate Fund's (the "Fund") fundamental investment restrictions (including five (5) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, and amendments to certain of the Fund's fundamental investment restrictions (including five (5) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name      For      % of     % of    Withhe   % of     % of
                     Outstan   Voted     ld    Outstan  Voted
                      ding    Shares            ding    Shares
                     Shares                    Shares
Harris J.   31,256,  83.526%  99.951%  15,272   0.041%  0.049%
Ashton      072.485                      .272
Robert F.   31,255,  83.526%  99.951%  15,358   0.041%  0.049%
Carlson     986.306                      .451
Sam Ginn    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
            095.288                      .469
Edith E.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Holiday     095.288                      .469
Frank W.T.  31,256,  83.526%  99.951%  15,272   0.041%  0.049%
LaHaye      072.485                      .272
Frank A.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Olson       095.288                      .469
Larry D.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Thompson    095.288                      .469
John B.     31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Wilson      095.288                      .469
Charles B.  31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Johnson     095.288                      .469
Gregory E.  31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Johnson     095.288                      .469

 Proposal 2.  To approve an Amended and Restated Agreement and
Declaration of Trust:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For           29,754,630.388  79.514%  95.151
                                            %
Against            5,747.015   0.015%  0.018%
Abstain            7,315.354   0.020%  0.023%
Broker Non-    1,503,652.000   4.018%  4.808%
Votes
Total         31,271,344.757  83.567%  100.00
                                           0%

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes five (5) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding underwriting:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,577,444.817  52.187%  82.611
                                            %
Against            7,114.379   0.236%  0.373%
Abstain           11,952.544   0.395%  0.626%
Broker Non-      312,970.000  10.354%  16.390
Votes                                       %
Total          1,909,481.740  63.172%  100.00
                                           0%

(b) To amend the Fund's fundamental investment restriction regarding lending:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,577,239.218  52.181%  82.601
                                            %
Against            7,319.978   0.242%  0.384%
Abstain           11,952.544   0.395%  0.625%
Broker Non-      312,970.000  10.354%  16.390
Votes                                       %
Total          1,909,481.740  63.172%  100.00
                                           0%

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,577,396.237  52.186%  82.609
                                            %
Against            7,114.379   0.235%  0.372%
Abstain           12,001.124   0.397%  0.629%
Broker Non-      312,970.000  10.354%  16.390
Votes                                       %
Total          1,909,481.740  63.172%  100.00
                                           0%

(d) To amend the Fund's fundamental investment restriction regarding investments in commodities:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,582,107.554  52.342%  82.856
                                            %
Against            7,137.412   0.236%  0.374%
Abstain            7,266.774   0.240%  0.380%
Broker Non-      312,970.000  10.354%  16.390
Votes                                       %
Total          1,909,481.740  63.172%  100.00
                                           0%

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,582,130.587  52.342%  82.857
                                            %
Against            7,114.379   0.236%  0.372%
Abstain            7,266.774   0.240%  0.381%
Broker Non-      312,970.000  10.354%  16.390
Votes                                       %
Total          1,909,481.740  63.172%  100.00
                                           0%

Franklin Global Trust

Franklin International Smaller Companies Growth Fund

Meeting of Shareholders, March 21, 2007
(unaudited)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin International Smaller Companies Growth Fund's (the "Fund") fundamental investment restrictions (including six (6) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank
A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name      For      % of     % of    Withhe   % of     % of
                     Outstan   Voted     ld    Outstan  Voted
                      ding    Shares            ding    Shares
                     Shares                    Shares
Harris J.   31,256,  83.526%  99.951%  15,272   0.041%  0.049%
Ashton      072.485                      .272
Robert F.   31,255,  83.526%  99.951%  15,358   0.041%  0.049%
Carlson     986.306                      .451
Sam Ginn    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
            095.288                      .469
Edith E.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Holiday     095.288                      .469
Frank W.    31,256,  83.526%  99.951%  15,272   0.041%  0.049%
T. LaHaye   072.485                      .272
Frank A.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Olson       095.288                      .469
Larry D.    31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Thompson    095.288                      .469
John B.     31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Wilson      095.288                      .469
Charles B.  31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Johnson     095.288                      .469
Gregory E.  31,256,  83.526%  99.951%  15,249   0.041%  0.049%
Johnson     095.288                      .469

 Proposal 2.  To approve an Amended and Restated Agreement and
Declaration of Trust:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For           29,754,630.388  79.514%  95.151
                                            %
Against            5,747.015   0.015%  0.018%
Abstain            7,315.354   0.020%  0.023%
Broker Non-    1,503,652.000   4.018%  4.808%
Votes
Total         31,271,344.757  83.567%  100.00
                                           0%


Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes six (6) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,309,023.343  94.556%  97.503
                                            %
Against            -             -       -
Abstain            -             -       -
Broker Non-       33,521.000   2.421%  2.497%
Votes
Total          1,342,544.343  96.977%  100.00
                                           0%

(b) To amend the Fund's fundamental investment restriction regarding lending:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,309,023.343  94.556%  97.503
                                            %
Against            -             -       -
Abstain            -             -       -
Broker Non-       33,521.000   2.421%  2.497%
Votes
Total          1,342,544.343  96.977%  100.00
                                           0%

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,309,023.343  94.556%  97.503
                                            %
Against            -             -       -
Abstain            -             -       -
Broker Non-       33,521.000   2.421%  2.497%
Votes
Total          1,342,544.343  96.977%  100.00
                                           0%

(d) To amend the Fund's fundamental investment restriction regarding investments in commodities:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,309,023.343  94.556%  97.503
                                            %
Against            -             -       -
Abstain            -             -       -
Broker Non-       33,521.000   2.421%  2.497%
Votes
Total          1,342,544.343  96.977%  100.00
                                           0%

(e) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,309,023.343  94.556%  97.503
                                            %
Against            -             -       -
Abstain            -             -       -
Broker Non-       33,521.000   2.421%  2.497%
Votes
Total          1,342,544.343  96.977%  100.00
                                           0%

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

             Shares Voted      % of     % of
                              Outstan  Voted
                               ding    Shares
                              Shares

For            1,309,023.343  94.556%  97.503
                                            %
Against            -             -       -
Abstain            -             -       -
Broker Non-       33,521.000   2.421%  2.497%
Votes
Total          1,342,544.343  96.977%  100.00
                                           0%


Franklin Global Trust

Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund

Meeting of Shareholders, March 21, 2007
(unaudited)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of the Franklin Templeton Core Fixed Income Fund's, and Franklin Templeton Core Plus Fixed Income Fund's (each, a "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, and amendments to certain of the Funds' fundamental investment restrictions (including three
(3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1.   The Election of
Trustees:

   Name       For      % of     % of    Withhe   % of     % of
                      Outstan   Voted     ld    Outstan   Voted
                       ding    Shares            ding    Shares
                      Shares                    Shares
Harris J.   31,256,0  83.526%  99.951%  15,272   0.041%   0.049%
Ashton        72.485                      .272
Robert F.   31,255,9  83.526%  99.951%  15,358   0.041%   0.049%
Carlson       86.306                      .451
Sam Ginn    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
              95.288                      .469
Edith E.    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Holiday       95.288                      .469
Frank W.T.  31,256,0  83.526%  99.951%  15,272   0.041%   0.049%
LaHaye        72.485                      .272
Frank A.    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Olson         95.288                      .469
Larry D.    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Thompson      95.288                      .469
John B.     31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Wilson        95.288                      .469
Charles B.  31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Johnson       95.288                      .469
Gregory E.  31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Johnson       95.288                      .469

 Proposal 2.   To approve an Amended and Restated
Agreement and Declaration of Trust:

              Shares Voted      % of     % of
                               Outstan  Voted
                                ding    Shares
                               Shares

For            29,754,630.388  79.514%  95.151
                                             %
Against                         0.015%  0.018%
            5,747.015
Abstain                         0.020%  0.023%
            7,315.354
Broker Non-     1,503,652.000   4.018%  4.808%
Votes
Total          31,271,344.757  83.567%  100.00
                                            0%

Proposal 3.   To approve amendments to certain of the Funds'
fundamental investment restrictions (includes three (3) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

 Franklin     Shares Voted      % of     % of
Templeton                      Outstan  Voted
Core Fixed                      ding    Shares
  Income                       Shares
   Fund

For             1,954,707.003  71.165%  77.444
                                             %
Against
            -                  -        -
Abstain
            -                  -        -
Broker Non-       569,308.000  20.727%  22.556
Votes                                        %
Total           2,524,015.003  91.892%  100.00
                                            0%

 Franklin     Shares Voted      % of     % of
Templeton                      Outstan  Voted
Core Plus                       ding    Shares
  Fixed                        Shares
  Income
   Fund

For             6,132,678.868  60.854%  92.883
                                             %
Against
            -                  -        -
Abstain
            -                  -        -
Broker Non-       469,924.000   4.663%  7.117%
Votes
Total           6,602,602.868  65.517%  100.00
                                            0%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

 Franklin     Shares Voted      % of     % of
Templeton                      Outstan  Voted
Core Fixed                      ding    Shares
  Income                       Shares
   Fund

For             1,954,707.003  71.165%  77.444
                                             %
Against
            -                  -        -
Abstain
            -                  -        -
Broker Non-       569,308.000  20.727%  22.556
Votes                                        %
Total           2,524,015.003  91.892%  100.00
                                            0%

 Franklin     Shares Voted      % of     % of
Templeton                      Outstan  Voted
Core Plus                       ding    Shares
  Fixed                        Shares
  Income
   Fund

For             6,132,678.868  60.854%  92.883
                                             %
Against
            -                  -        -
Abstain
            -                  -        -
Broker Non-       469,924.000   4.663%  7.117%
Votes
Total           6,602,602.868  65.517%  100.00
                                            0%

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

 Franklin     Shares Voted      % of     % of
Templeton                      Outstan  Voted
Core Fixed                      ding    Shares
  Income                       Shares
   Fund

For             1,954,707.003  71.165%  77.444
                                             %
Against
            -                  -        -
Abstain
            -                  -        -
Broker Non-       569,308.000  20.727%  22.556
Votes                                        %
Total           2,524,015.003  91.892%  100.00
                                            0%

 Franklin     Shares Voted      % of     % of
Templeton                      Outstan  Voted
Core Plus                       ding    Shares
  Fixed                        Shares
  Income
   Fund

For             6,132,678.868  60.854%  92.883
                                             %
Against
            -                  -        -
Abstain
            -                  -        -
Broker Non-       469,924.000   4.663%  7.117%
Votes
Total           6,602,602.868  65.517%  100.00
                                            0%

Franklin Global Trust

Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity
Fund

Meeting of Shareholders, March 21, 2007
(unaudited)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Fiduciary Large Capitalization Growth and Income Fund's, and Fiduciary Small Capitalization Equity Fund's (each, a "Fund") fundamental investment restrictions (including three (3) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Funds' fundamental investment restrictions (including three
(3) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1.   The Election of
Trustees:

   Name       For      % of     % of    Withhe   % of     % of
                      Outstan   Voted     ld    Outstan   Voted
                       ding    Shares            ding    Shares
                      Shares                    Shares
Harris J.   31,256,0  83.526%  99.951%  15,272   0.041%   0.049%
Ashton        72.485                      .272
Robert F.   31,255,9  83.526%  99.951%  15,358   0.041%   0.049%
Carlson       86.306                      .451
Sam Ginn    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
              95.288                      .469
Edith E.    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Holiday       95.288                      .469
Frank W.T.  31,256,0  83.526%  99.951%  15,272   0.041%   0.049%
LaHaye        72.485                      .272
Frank A.    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Olson         95.288                      .469
Larry D.    31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Thompson      95.288                      .469
John B.     31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Wilson        95.288                      .469
Charles B.  31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Johnson       95.288                      .469
Gregory E.  31,256,0  83.526%  99.951%  15,249   0.041%   0.049%
Johnson       95.288                      .469

 Proposal 2.   To approve an Amended and Restated
Agreement and Declaration of Trust:

              Shares Voted      % of     % of
                               Outstan  Voted
                                ding    Shares
                               Shares

For            29,754,630.388  79.514%  95.151
                                             %
Against             5,747.015   0.015%  0.018%
Abstain             7,315.354   0.020%  0.023%
Broker Non-     1,503,652.000   4.018%  4.808%
Votes
Total          31,271,344.757  83.567%  100.00
                                            0%


Proposal 3.   To approve amendments to certain of the Funds'
fundamental investment restrictions (includes three (3) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

Fiduciary     Shares Voted      % of     % of
  Large                        Outstan  Voted
Capitaliza                      ding    Shares
   tion                        Shares
Growth and
  Income
   Fund

For            13,642,616.316  97.508%  99.384
                                             %
Against                 0.000   0.000%  0.000%
Abstain                 0.000   0.000%  0.000%
Broker Non-        84,543.000   0.604%  0.616%
Votes
Total          13,727,159.316  98.112%  100.00
                                            0%

Fiduciary     Shares Voted      % of     % of
  Small                        Outstan  Voted
Capitaliza                      ding    Shares
   tion                        Shares
  Equity
   Fund

For             1,418,859.404  95.210%  97.701
                                             %
Against                 0.000   0.000%  0.000%
Abstain                 0.000   0.000%  0.000%
Broker Non-        33,386.000   2.240%  2.299%
Votes
Total           1,452,245.404  97.450%  100.00
                                            0%

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

Fiduciary     Shares Voted      % of     % of
  Large                        Outstan  Voted
Capitaliza                      ding    Shares
   tion                        Shares
Growth and
  Income
   Fund

For            13,642,616.316  97.508%  99.384
                                             %
Against                 0.000   0.000%  0.000%
Abstain                 0.000   0.000%  0.000%
Broker Non-        84,543.000   0.604%  0.616%
Votes
Total          13,727,159.316  98.112%  100.00
                                            0%


Fiduciary     Shares Voted      % of     % of
  Small                        Outstan  Voted
Capitaliza                      ding    Shares
   tion                        Shares
  Equity
   Fund

For             1,418,859.404  95.210%  97.701
                                             %
Against                 0.000   0.000%  0.000%
Abstain                 0.000   0.000%  0.000%
Broker Non-        33,386.000   2.240%  2.299%
Votes
Total           1,452,245.404  97.450%  100.00
                                            0%

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

Fiduciary     Shares Voted      % of     % of
  Large                        Outstan  Voted
Capitaliza                      ding    Shares
   tion                        Shares
  Equity
   Fund

For            13,642,616.316  97.508%  99.384
                                             %
Against                 0.000   0.000%  0.000%
Abstain                 0.000   0.000%  0.000%
Broker Non-        84,543.000   0.604%  0.616%
Votes
Total          13,727,159.316  98.112%  100.00
                                            0%

Fiduciary     Shares Voted      % of     % of
  Small                        Outstan  Voted
Capitaliza                      ding    Shares
   tion                        Shares
  Equity
   Fund

For             1,413,858.404  94.875%  97.357
                                             %
Against             5,001.000   0.335%  0.344%
Abstain                 0.000   0.000%  0.000%
Broker Non-        33,386.000   2.240%  2.299%
Votes
Total           1,452,245.404  97.450%  100.00
                                            0%